EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amended Quarterly Report on Form 10-QSB/A of Cardtrend International Inc., formerly, Asia Payment Systems, Inc. for the quarterly ended March 31, 2007, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)

The Amended Quarterly Report on Form 10-QSB/A of Cardtrend International Inc., formerly Asia Payment Systems, Inc. for the period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Amended Quarterly Report on Form 10-QSB/A for the period ended March 31, 2007, fairly presents in all material respects, the financial condition and results of operations of Cardtrend International Inc., formerly Asia Payment Systems, Inc.

By: THOMAS CL WONG
Thomas CL Wong
Chief (Principal) Financial Officer
August 27, 2007